Exhibit 10.11

Execution Version

FIRST AMENDMENT

TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 4, 2016 to that certain Credit Agreement, dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified, the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among LBM Midco, LLC, a Delaware limited liability company (“Holding”), LBM Borrower, LLC, a Delaware limited liability company (the “Parent Borrower”), the Lenders party hereto (the “Consenting Lenders”) and ROYAL BANK OF CANADA, as Swingline Lender (in such capacity, the “Swingline Lender”), Issuing Bank, Collateral Agent and Administrative Agent for the several banks and other financial institutions from time to time party to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Parent Borrower wishes to make certain amendments to the Credit Agreement set forth herein;

WHEREAS, pursuant to Subsection 11.1 of the Credit Agreement, Holding, the Parent Borrower, the Administrative Agent the Swingline Lender and the Consenting Lenders have agreed to the amendment of the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Consenting Lenders represent Lenders holding 100% of the Loans and Commitments under the Credit Agreement (determined immediately prior to giving effect to this First Amendment);

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Commitment Reallocation; Eurocurrency Loans; Credit Agreement Amendments.

(a) Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)                                 Upon the increase in the Commitments under the Credit Agreement pursuant to this First Amendment becoming effective, each Lender immediately prior to such increase that is providing less than its ratable share of the increase in the Commitments (each, a “Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each Lender providing more than its ratable share of the increase in the Commitments (each, a “Commitment Increase Lender”) a portion of, and each such Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such Commitment Decrease Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that on the First Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in Letters of Credit issued under the Credit Agreement held by each Lender (including each such Commitment Increase Lender) will equal an amount (expressed as a percentage) equal to (a) such Lender’s Commitment divided by (b) the aggregate Commitments of all Lenders.

(2)                                 Upon the increase in the Commitments under the Credit Agreement pursuant to this First Amendment becoming effective, each Commitment Decrease Lender shall assign to each Commitment Increase Lender, pursuant to Subsection 11.6 of the Credit Agreement, a portion of, and each such Commitment Increase Lender shall assume a portion of, such Commitment Decrease Lender’s outstanding Loans under the Credit Agreement together with all obligations of the Borrowers owing to the Commitment Decrease Lenders relating to the Loans so assigned, such that on the First Amendment Effective Date, after giving effect to each such assignment and assumption, the percentage of the aggregate outstanding Loans under the Credit Agreement held by each Lender (including each such Commitment Increase Lender) will equal an amount (expressed as a percentage) equal to (a) such Lender’s Commitment divided by (b) the aggregate Commitments of all Lenders.

(b)                                 Notwithstanding anything in the Credit Agreement or herein to the contrary, the reallocation described in Section One (a) above shall become effective at the end of the current Interest Period with respect to the Eurocurrency Loans outstanding on the First Amendment Effective Date, such date being January 7, 2016.

(c)                                  Subject to the satisfaction of the conditions set forth in Section Two hereof as of the First Amendment Effective Date (as defined below):

(1)                                 The following defined term is hereby added to Subsection 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date”: January 4, 2016.

(2)                                 The definition of Agreement in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “, including as amended by the First Amendment to this Agreement dated January 4, 2016” immediately after the text “time to time”.

(3)                                 The definition of Available Incremental Amount in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$225,000,000 and (b) the sum of the Commitments” and replacing it with “$275,000,000 and (b) the sum of the Commitments as of the First Amendment Effective Date”.

(4)                                 The definition of Commitment in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the words “The original amount of the aggregate Commitments of the Lenders is $175,000,000” and replacing it with “The amount of the aggregate Commitments of the Lenders as of the First Amendment Effective Date is $225,000,000”.

(5)                                 The definition of Compliance Period in Subsection 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$14.0 million” therein with “$18.0 million”.

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(6)                                 The definition of Dominion Event in Subsection 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$14.0 million” therein with “$18.0 million”.

(7)                                 The definition of Eligible Inventory in Subsection 1.1 of the Credit Agreement is hereby amended by:

(i)                                                             amending sub-clause (c) of the definition of Eligible Inventory in its entirety as follows:

“(c)                            it is not located at one of the locations in the continental United States set forth on Schedule B (or in-transit from one such location to another such location), unless it is located at a location in the continental United States notified in writing to the Collateral Agent after the Closing Date as a location that is supplementary to those locations set out in Schedule B,”

(ii)                                                          amending sub-clause (d) of the definition of Eligible Inventory in its entirety as follows:

“(d) it is in-transit to or from a location of a Borrower or a Subsidiary Guarantor (other than in-transit from either one location set forth on Schedule B or one location in the continental United States notified in writing to the Collateral Agent after the Closing Date as a location that is supplementary to those locations set out in Schedule B to either another location set forth on Schedule B or another location in the continental United States notified in writing to the Collateral Agent after the Closing Date as a location that is supplementary to those locations set out in Schedule B,”

(iii)                                                       amending sub-clause (e) of the definition of Eligible Inventory in its entirety as follows:

“(e) it is located on real property leased by a Borrower or a Subsidiary Guarantor or in a contract warehouse, in each case, unless (i) it is subject to a collateral access agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed by the lessor, landlord, processor, consignee, mortgagee, warehouseman or other person, as the case may be, or the Administrative Agent, in its Permitted Discretion either gives its prior consent thereto or institutes a reserve for rent with respect to such premises or storage in accordance with subsection 2.1(b) hereof, but in no event to exceed the aggregate of two months’ rent with respect to each such location, have been established with respect thereto (provided that the requirement for reserves for rent set forth in this clause (e)(i) shall be waived for the first 90 days following the Closing Date and, in respect of any Person that becomes a Subsidiary Guarantor following the Closing Date in connection with an acquisition, waived for the first 90

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days after such Person becomes a Subsidiary Guarantor, and Inventory located on premises leased by any Borrower or Subsidiary Guarantor, or stored with a bailee, warehouseman, processor or similar Person shall not be excluded from the definition of Eligible Inventory by virtue of this clause (e) during such period to the extent the Parent Borrower is using commercially reasonable efforts to obtain such collateral access agreements during such applicable 90 day period), and (ii) it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises,”

(8)                                 The definition of Payment Condition is hereby replaced in its entirety as follows:

““Payment Condition”: at any time of determination with respect to any Specified Transaction, that the following conditions are all satisfied: (w) no Event of Default shall have occurred and be continuing or result therefrom, (x) (1) 30-Day Projected Specified Excess Availability and (2) the Specified Availability on the date of such Specified Transaction after giving effect thereto, in each case exceed the greater of (A) 12.5% (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), 15.0%) of Availability as of such time of determination and (B) $22.5 million (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), $27.0 million) and (y) unless the Fixed Charge Condition (as defined below) is satisfied (to the extent applicable), the Parent Borrower shall be in pro forma compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00 and (z) if reasonably requested by the Administrative Agent, Parent Borrower shall have delivered to the Administrative Agent a copy of calculations required by preceding clause (y) in reasonable detail. “Fixed Charge Condition” shall mean (1) 30-Day Projected Specified Excess Availability and (2) the Specified Availability on the date of such Specified Transaction after giving effect thereto, in each case exceed the greater of (A) 17.5% (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), 20.0%) of Availability as of such time of determination and (B) $31.5 million (or, in respect of any Restricted Payment described in subsection 8.5(a)(i) and (ii), $36.0 million).”

(9)                                 Subsection 2.4(a) of the Credit Agreement is hereby amended by deleting “$20.0 million” and replacing it with “$25.0 million”.

(10)                          Schedule A to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule A attached hereto.

SECTION TWO - Conditions to Effectiveness. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

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(1)                                 Holding, the Parent Borrower, the Administrative Agent, the Swingline Lender and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterpart to the Administrative Agent;

(2)                                 the Parent Borrower shall have delivered to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP and Richards, Layton & Finger, P.A., in form and substance reasonably satisfactory to the Administrative Agent and dated as of the First Amendment Effective Date;

(3)                                 the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the First Amendment Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (4), (5) and (6) below;

(4)                                 each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall be true and correct in all material respects (provided that any such representation and warranty which is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date);

(5)                                 the representations and warranties in Section 3 of this First Amendment shall be true and correct in all material respects (provided that any such representation and warranty which is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the First Amendment Effective Date;

(6)                                 no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the effectiveness hereof;

(7)                                 each Guarantor shall have delivered a duly executed counterpart of the acknowledgment and consent attached to this First Amendment (the “Acknowledgment”) to the Administrative Agent; and

(8)                                 the Parent Borrower shall have paid or caused to be paid (i) to the Administrative Agent, an upfront fee for the account of each Consenting Lender in the amount of 0.20% of the difference between such Consenting Lender’s Commitments on the First Amendment Effective Date and such Consenting Lender’s Commitments immediately prior to the First Amendment Effective Date and (ii) any fees payable to the Administrative Agent or its affiliates in respect of this First Amendment as agreed with the Parent Borrower.

SECTION THREE - Representations and Warranties.

As of the date hereof, the Parent Borrower represents and warrants as follows:

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(1)                                 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Parent Borrower), to the extent that the failure to be organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(2)                                 Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of Holdings and the Parent Borrower, this First Amendment and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this First Amendment or the Acknowledgment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This First Amendment has been duly executed and delivered by the Parent Borrower and the Acknowledgment has been duly executed and delivered on behalf of each Guarantor. This First Amendment constitutes a legal, valid and binding obligation of the Parent Borrower and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(3)                                 No Legal Bar. The execution, delivery and performance of this First Amendment or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Parent Borrower) as would not reasonably be expected to have a Material Adverse Effect.

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(4)                                 No Default. On the date hereof after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

SECTION FOUR - Effect of Amendment.

(1)                                 Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent, any Lender or any Loan Party under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this First Amendment, each reference to the Credit Agreement in the Loan Documents and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Credit Agreement as amended by this First Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This First Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(2)                                 Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the First Amendment, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on any Loan incurred after the First Amendment Effective Date pursuant to the Credit Agreement, as amended by this First Amendment.

SECTION FIVE - Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

SECTION SIX - Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions

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hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION SEVEN - Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

SECTION EIGHT - Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

[Remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC

By:	/s/	Brian Hein
Name:		Brian Hein
Title:		Assistant Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

LBM MIDCO, LLC

By:	/s/	Matthew S. Edgerton
Name:		Matthew S. Edgerton
Title:		Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

ROYAL BANK OF CANADA
as the Administrative Agent and Collateral Agent

By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency

[Signature Page to First Amendment to ABL Credit Agreement]

ROYAL BANK OF CANADA
as the Issuing Lender

By:	/s/ J. Patchell
	Name:	J. Patchell
	Title:	Attorney-in-fact

By:	/s/ M. Fernandes
	Name:	M. Fernandes
	Title:	Attorney-in-fact

[Signature Page to First Amendment to ABL Credit Agreement]

ROYAL BANK OF CANADA
as the Swingline Lender

By:	/s/ J. Patchell
	Name:	J. Patchell
	Title:	Attorney-in-fact

By:	/s/ M. Fernandes
	Name:	M. Fernandes
	Title:	Attorney-in-fact

[Signature Page to First Amendment to ABL Credit Agreement]

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ J. Patchell
		Name:	J. Patchell
		Title:	Attorney-in-fact

	By:	/s/ M. Fernandes
		Name:	M. Fernandes
		Title:	Attorney-in-fact

[Signature Page to First Amendment to ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Max Wallins
	Name:	Max Wallins
	Title:	Authorized Signatory

[Signature Page to First Amendment to ABL Credit Agreement]

SUNTRUST BANK

By:	/s/ Michael Dembski
	Name:	Michael Dembski
	Title:	Director

[Signature Page to First Amendment to ABL Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Laura Wheeland
	Name:	Laura Wheeland
	Title:	Vice President

[Signature Page to First Amendment to ABL Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this First Amendment. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments and the Loans under the Credit Agreement as modified by this First Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:

LBM Midco, LLC
US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply - US
LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC
Gold & Reiss — US LBM, LLC
LouMac Distributors — US LBM, LLC
GBS Building Supply — US LBM, LLC
GBS Property, LLC
Building Supply Association — US LBM, LLC
Poulin Lumber — US LBM, LLC
Gypsum Acquisition, LLC
NexGen — US LBM, LLC
NexGen Property, LLC
Parker’s Building Supply — US LBM, LLC

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Representative

[Signature Page to First Amendment to ABL Credit Agreement]

GUARANTORS (Continued):

Feldman Lumber - US LBM, LLC
By US LBM Holdings, LLC
its Sole Member and Manager

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President Corporate Controller

[Signature Page to First Amendment to ABL Credit Agreement]

SCHEDULE A

Commitments and Addresses

Lender	Commitment
Royal Bank of Canada	$59,000,000
Wells Fargo Bank, National Association	$54,000,000
SunTrust Bank	$51,000,000
Credit Suisse AG, Cayman Islands Branch	$36,000,000
Barclays Bank PLC	$25,000,000
Total	$225,000,000

Royal Bank of Canada

200 Vesey Street

New York, New York 10281

Wells Fargo Bank, National Association

10 S. Wacker Drive

Chicago, Illinois 60606

SunTrust Bank

303 Peachtree Street

Atlanta, Georgia 30308

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, NY 10010

Barclays Bank PLC

745 Seventh Avenue

New York, New York 10019

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